September 21, 2000

                                 The Emerging Markets
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund Inc (the "Fund") as of August 31, 2000. Included in this report is an analysis of the Fund's performance versus the benchmark, a commentary on the emerging debt markets, a statement of the Fund's investments as of August 31, 2000, and financial statements for the year ended August 31, 2000.

During the year ended August 31, 2000, the net asset value of the Fund increased from $11.16 per share at August 31, 1999, to $14.01 per share at August 31, 2000. Dividends of $1.65 per share from net investment income were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return for the year ended August 31, 2000 based on net asset value was 43.24%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")1, a standard measure of return for the emerging markets debt, returned 35.22% for the same time period.

As of August 31, 2000, the Fund, as a percentage of total investments, was 100% invested in securities of emerging market issuers, including obligations of sovereign governments and companies.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt returned 35.22% during the fiscal year ended August 31, 2000, as measured by the EMBI+. This above-average return was generated with below-average volatility. Return volatility for the year ended August 31, 2000, was 8.13%, down from 22.07% the previous year. Spreads tightened from 1,166 basis points to 643 basis points2 over U.S. Treasuries during the fiscal year.

The strong returns generated by emerging markets debt were attributable to improving economic fundamentals in a number of key countries as well as rising oil prices. Stable technical factors also contributed to overall returns by encouraging new investors to enter the market. Individual country performance was dominated by Russia, which returned over 127% during the fiscal year. Given the outsized nature of Russia's returns, Brazil, Venezuela and Ecuador were the only other countries to outperform the Index. That said, a wide range of countries did generate good performance with 11 of 16 Index countries returning in excess of 16% for the fiscal year.

The U.S. Federal Reserve Board ("Fed") was active during the Fund's fiscal year, raising interest rates four times for a total increase of 125 basis points. The Fed adopted this aggressive posture in order to slow the rate of growth of the U.S. economy and keep inflation in check. The expectation that U.S. interest rates would continue to rise had a negative impact on emerging markets during

1 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

2 A basis point is 0.01% or one one-hundredth of a percent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

some periods of the fiscal year. This expectation had a greater negative impact than the actual rate increases.

The shift to floating currency exchange regimes in a number of emerging countries has reduced the direct impact of U.S. interest rate increases on their economies. Nonetheless, fears of future interest rate increases impacted returns during January, April and May. Most notable was the 50 basis point hike on May 16, a clear signal that the Fed was maintaining their tightening bias.

Commodity prices in general and oil prices in particular moved higher during the fiscal year. Oil prices closed the year at $31.22 per barrel, up over $10 per barrel from the beginning of the year. This trend of higher prices has benefited oil-producing emerging countries including Mexico, Venezuela, Russia and Ecuador.

The following is a brief description of developments in key countries over the past months.

RUSSIA

Russia returned 127.72% during the period. These outstanding returns clearly make Russia the turnaround story of the year. Russia has benefited from strong political leadership, rising oil prices and the favorable debt restructuring terms negotiated with the London Club3. Other key developments in Russia during the Fund's fiscal year include:

o The lower house of the Duma passed the 2000 budget which emphasizes increased tax collection and deficit reduction.

o Duma elections in December reduced the influence of the Communist party and made the moderate bloc the largest faction in Congress.

o Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to reassert federal power over Russia's vast regions.

o Russia successfully concluded a debt restructuring agreement with the London Club of creditors. The terms of the debt exchange were favorable for Russia. The debt exchange occurred by August 31, 2000.

o Tax collections continued to run ahead of budget levels, leading to a stronger-than-anticipated fiscal balance.

o Rising oil prices helped expand Russia's hard currency reserve position. Assuming oil prices remain at current levels, Russia will end the year with reserves in excess of $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook. We maintained a large position in Russian debt securities over the course of the period. These positions were important contributors to the Fund's performance.

ARGENTINA

Argentina lagged the returns of the Index for the fiscal year returning 16.95%. Argentina started the fiscal year with political uncertainty and concerns about its ability to refinance its substantial obligations in the latter part of 1999 and through 2000. The election of Fernando de la Rua as

3 The London Club is the official group of creditors lending to emerging market governments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

President ended ten years of Peronist party rule. Reflecting Argentina's fiscal uncertainties, Moody's downgraded Argentina's sovereign rating one notch from Ba3 to B1.

We were underweight Argentina during the period. We believe that the Argentine economy must grow at a more accelerated pace in order to reduce the fiscal pressure of its debt amortization schedule.

BRAZIL

Brazil returned 38.90% during the period. Economic news from Brazil was very positive throughout the period. The current account deficit and the central government primary surplus exceeded targets established with the International Monetary Fund ("IMF"). The factors behind these good fiscal results include a combination of one-off revenue events and very disciplined expenditure control. Brazilian government officials have made substantial progress in dealing with the country's debt problems.

In addition, negotiations with the IMF have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. Brazil's subdued inflation and continued primary surplus led the Central Bank to lower overnight rates from 45% to 16.5% over the course of the Fund's fiscal year.

We maintained a large position in Brazil during the fiscal year. Assuming the Brazilian economic recovery continues, the country will have added flexibility in dealing with its domestic debt burden.

MEXICO

Mexico returned 28.51% for the Fund's fiscal year. Mexico's foreign currency debt rating was upgraded by Moody's to investment grade (Baa3). The ratings agency cited sound fiscal policies, increased political stability and a reduced debt burden in explaining its rationale for the upgrade. Mexico has benefited from rising oil prices as its economy and export volumes continue to grow. The ratings upgrade attracted additional investors into emerging markets debt as Mexico was added to investment grade debt indexes.

In another important development, Vincente Fox, PAN candidate, was elected President on July 2. The election marked the first defeat for the PRI party in over 70 years of presidential politics. This evolutionary opening of the Mexican political system further establishes Mexico as a leading credit in emerging markets. While we are impressed by Mexico's progress and its sound fundamentals, we are underweight relative to the Index because the country trades at substantially tighter spreads than other potential investments.

VENEZUELA

Venezuela returned 35.41% for the year, fourth highest in the EMBI+. Oil price strength continues to be a bright spot for the Venezuelan economy. The additional revenue from oil has helped limit the size of the federal budget deficit during a period of economic contraction. Venezuela financed 1999's deficit domestically, without turning to international capital markets. This policy has continued through 2000. Political uncertainty weighed on Venezuelan debt as controversy accompanied the process of Constitutional reform. The referendum on the new Constitution was approved by 71% of the voters on December 15, 1999. The new Constitution called for national elections. President Chavez was re-elected to a six year term of office in July.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

MOROCCO

Morocco returned 24.59% for the year. The Moroccan economy has struggled with two consecutive years of drought. The government cut spending to offset the decline in tax revenues. Earlier in the year a cellular telephone license was awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government investments in Morocco.

ECUADOR

Ecuador returned 55.45% for the year. The market was encouraged by Ecuador's establishment of a dollarization program and its agreement to exchange defaulted Brady bonds for newly issued Eurobonds. In addition, Ecuador reached agreement with the IMF on a $2 billion, three-year financing.

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 700 basis points over U.S. Treasuries. Continued economic growth in Asia coupled with an economic rebound in many Latin American countries points to an improving macroeconomic environment for emerging countries. In addition, volatility in the market is well below historical levels, reflecting the improved technical picture in the market.

                                      * * *

In a continuing effort to provide timely information concerning The Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Heath B. McLendon                   /s/ William D. Cvengros
Heath B. McLendon                       William D. Cvengros
Co-Chairman of the Board                Co-Chairman of the Board

/s/ Peter J. Wilby                      /s/ James E. Craige
Peter J. Wilby                          James E. Craige
Executive Vice President                Executive Vice President

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments
August 31, 2000

    PRINCIPAL
    AMOUNT (a)    BONDS+ -- 91.0%                                     VALUE
-----------------------------------------------------------------------------
                  ARGENTINA -- 13.8%
                  Republic of Argentina:
Peso   250,000     8.750% due 7/10/02 ...........................  $  232,294
       500,000     14.100% due 11/30/02* ........................     502,500
     2,050,000     11.595% due 4/10/05*(b) ......................   1,985,425
Peso 1,500,000     11.750% due 2/12/07...........................   1,335,254
     1,650,000     11.375% due 3/15/10 ..........................   1,505,625
     1,250,000     11.750% due 6/15/15 ..........................   1,138,438
Peso 1,465,530     BOCON, Pro 1, 2.8656% due 4/1/07*.............   1,020,704
     1,400,000     FRB, Series L, 7.375% due 3/31/05* ...........   1,288,437
                                                                    ---------
                                                                    9,008,677
                                                                    ---------
                  BRAZIL -- 5.1%
                  Federal Republic of Brazil:
        90,000     14.500% due 10/15/09..........................     101,092
        75,000     12.750% due 1/15/20 ..........................      74,156
     1,552,000     12.250% due 3/6/30 ...........................   1,470,520
         1,000     11.000% due 8/17/40 ..........................         820
       625,000     DISC, Series ZL, 7.375% due 4/15/24* .........     517,969
     1,298,394     MYDFA Trust Certificates, 7.1875%
                    due 9/15/07*.................................   1,162,063
                                                                    ---------
                                                                    3,326,620
                                                                    ---------
                  BULGARIA -- 4.9%
                  Republic of Bulgaria:
     4,000,000     FLIRB, Series A, 3.000% due 7/28/12*..........   3,085,000
       185,000     IAB, 7.750% due 7/28/11* .....................     150,775
                                                                    ---------
                                                                    3,235,775
                                                                    ---------
                  COLOMBIA -- 4.0%
                  Republic of Colombia:
     2,575,000     12.832% due 8/13/05*..........................   2,517,062
       100,000     9.750% due 4/23/09 ...........................      83,375
                                                                    ---------
                                                                    2,600,437
                                                                    ---------
                  COSTA RICA -- 0.5%
       350,000    Costa Rica, 9.995% due 8/1/20# ................     356,125
                                                                    ---------
                  CROATIA -- 1.6%
     1,136,364    Republic of Croatia, FRN, 7.750%
                    due 7/31/10*.................................   1,051,137
                                                                    ---------

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

August 31, 2000

    PRINCIPAL
    AMOUNT (a)    BONDS+ -- 91.0% (continued)                         VALUE
-----------------------------------------------------------------------------
                  ECUADOR -- 0.9%
                  Republic of Ecuador:
     1,363,000     4.000% due 8/15/30*,# ........................   $ 527,822
        83,000     12.000% due 11/15/12# ........................      54,074
                                                                    ---------
                                                                      581,896
                                                                    ---------
                  INDONESIA -- 3.0%
       500,000    APP China Group Ltd, 14.000% due 3/15/10(c)....     300,000
     1,000,000    APP International Finance Company B.V.,
                   11.750% due 10/1/05...........................     670,000
     1,500,000    Tjiwi Kimia International Finance
                   Company B.V., 10.000% due 8/1/04..............     975,000
                                                                    ---------
                                                                    1,945,000
                                                                    ---------
                  IVORY COAST -- 1.0%
                  Republic of Ivory Coast:
       375,000     2.000% due 3/29/18*(d)........................      69,375
     2,107,000     FLIRB, 2.000% due 3/29/18*,#(d)...............     389,795
       909,150     PDI Bond, 2.000% due 3/29/18*,#(d)............     176,148
                                                                    ---------
                                                                      635,318
                                                                    ---------
                  JAMAICA -- 1.0%
                  Government of Jamaica:
       350,000     10.875% due 6/10/05...........................     336,875
       350,000     12.750% due 9/1/07#...........................     343,875
                                                                    ---------
                                                                      680,750
                                                                    ---------
                  MEXICO -- 8.9%
     1,000,000    Grupo Industrial Durango, 12.000%
                   due 7/15/01...................................   1,030,000
     1,000,000    Hylsa S.A. de C.V., 9.250% due 9/15/07 ........     875,000
`                 Petroleos Mexicanos:
       250,000     9.250% due 3/30/18 ...........................     247,500
     1,000,000     9.500% due 9/15/27 ...........................   1,000,000
       500,000     Series P, 9.500% due 9/15/27 .................     521,250
     1,834,000    United Mexican States, 11.375% due 9/15/16.....   2,173,749
                                                                    ---------
                                                                    5,847,499
                                                                    ---------
                  PANAMA -- 5.6%
                  Republic of Panama:
       850,000     8.875% due 9/30/27 ...........................     742,263
       300,000     9.375% due 4/1/29 ............................     297,000
     3,150,000     IRB, 4.500% due 7/17/14* .....................   2,626,312
                                                                    ---------
                                                                    3,665,575
                                                                    ---------
                  PERU -- 1.9%
     1,750,000    Republic of Peru, PDI Bond, 4.500%
                   due 3/7/17* ..................................   1,231,562
                                                                    ---------
                 See accompanying notes to financial statements.
Page 6

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

August 31, 2000

    PRINCIPAL
    AMOUNT (a)    BONDS+ -- 91.0% (concluded)                         VALUE
-----------------------------------------------------------------------------
                  PHILIPPINES -- 1.8%
     1,300,000    Republic of the Philippines, 10.625%
                   due 3/16/25.................................   $ 1,164,150
                                                                  -----------
                  POLAND -- 0.5%
       350,000    Republic of Poland, PDI Bond, 6.000%
                   due 10/27/14*...............................       325,281
                                                                  -----------
                  RUSSIA -- 19.9%
                  Russian Government:
     1,842,360     8.250% due 3/31/10# ........................     1,310,379
     6,175,000     12.750% due 6/24/28 ........................     5,657,844
    13,949,500     2.250% due 3/31/30*,# ......................     6,085,469
                                                                  -----------
                                                                   13,053,692
                                                                  -----------
                  URUGUAY -- 1.0%
       684,210    Uruguay, DCB, Series B, 7.9375%
                   due 2/18/07*................................       663,684
                                                                  -----------
                  VENEZUELA -- 15.6%
                  Republic of Venezuela:
     3,400,000     13.625% due 8/15/18 ........................     3,251,250
     5,333,304     FLIRB, Series A, 7.4375% due 3/31/07*.......     4,623,308
     2,666,640     FLIRB, Series B, 7.4375% due 3/31/07*.......     2,311,643
                                                                  -----------
                                                                   10,186,201
                                                                  -----------
                  TOTAL BONDS (Cost -- $56,029,858)............    59,559,379
                                                                  -----------

                  LOAN PARTICIPATIONS+, ++ -- 9.0%
-----------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
      1,090,908    Tranche 1, 7.1875% due 9/4/06*
                    (Chase Manhattan Bank).....................       943,635
      4,150,000    Tranche 3, 7.1875% due 3/4/10*
                    (Chase Manhattan Bank).....................     3,377,063
         27,748   Government of Jamaica, Tranche A, 7.125%
                   due 10/15/00* (Chase Manhattan Bank)........        27,817
                  Kingdom of Morocco:
Yen 112,266,724    Tranche A, 3.0175% due 1/1/09*
                    (Goldman Sachs)............................       847,356
        779,166    Tranche A, 7.750% due 1/1/09*
                    (J.P. Morgan)..............................       717,807
                                                                  -----------
                   TOTAL LOAN PARTICIPATIONS
                    (Cost -- $5,398,570).......................     5,913,678
                                                                  -----------
                   TOTAL INVESTMENTS -- 100.0%
                    (Cost -- $61,428,429**)....................   $65,473,057
                                                                  ===========
                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (concluded)
August 31, 2000

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 2000:

              CONTRACTS        IN EXCHANGE     CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER            FOR             VALUE             DATE         APPRECIATION
           --------------     ------------    --------------       --------       ------------
Sale.......Yen 115,500,000    US $1,110,577    US $1,084,056        9/11/00          $26,521

   ------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c) The bond is denominated in units. Each unit is equal to $1,000 and one warrant to buy 12,914 shares of Asia Pulp &Paper at $7.8375 per share. The warrant will expire on March 15, 2005.
   (d) Security is currently in default.
     * Rate shown reflects rate in effect at August 31, 2000 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   Abbreviations used in this statement:

   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRB      - Floating Rate Bond.
   FRN      - Floating Rate Note.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Reduction Bond.
   MYDFA    - Multi Year Depository Facility Agreement.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
August 31, 2000


ASSETS
  Investments, at value (Cost-- $61,428,429) ......................   $65,473,057
  Cash ............................................................       302,705
  Receivable for securities sold ..................................     9,151,328
  Interest receivable .............................................     1,975,883
  Net unrealized appreciation on forward foreign currency contracts        26,521
  Prepaid expenses ................................................         5,874
                                                                      -----------
  Total Assets ....................................................    76,935,368
                                                                      -----------
LIABILITIES
  Loan payable (Note 4) ...........................................    20,000,000
  Payable for securities purchased ................................       344,106
  Accrued interest expense on loan ................................        50,860
  Accrued management fee (Note 2) .................................        32,705
  Accrued advisory fee (Note 2) ...................................        23,361
  Other accrued expenses ..........................................       171,560
                                                                      -----------
  Total Liabilities ...............................................    20,622,592
                                                                      -----------
  Net Assets ......................................................   $56,312,776
                                                                      ===========
NET ASSETS
  Common Stock ($0.001 par value, authorized
  100,000,000; 4,020,760 shares outstanding) ......................   $     4,021
  Additional paid-in capital ......................................    55,688,710
  Undistributed net investment income .............................       290,867
  Accumulated net realized loss on investments ....................    (3,742,046)
  Net unrealized appreciation on investments and foreign currency .     4,071,224
                                                                      -----------
  Net Assets ......................................................   $56,312,776
                                                                      ===========
NET ASSET VALUE PER SHARE ($56,312,776 / 4,020,760 shares) ........   $     14.01
                                                                      ===========

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations
For the Year Ended August 31, 2000

INCOME
  Interest (includes discount accretion of $1,787,726) .......................  $ 9,270,736

EXPENSES
  Interest on loan .............................................   $1,652,823
  Management fee ...............................................      354,154
  Advisory fee .................................................      252,967
  Custodian ....................................................       59,906
  Audit and tax services .......................................       52,828
  Legal ........................................................       49,894
  Directors' fees and expenses .................................       29,038
  Printing .....................................................       25,999
  Listing fees .................................................       17,899
  Transfer agent expenses ......................................       13,058
  Other ........................................................       18,080     2,526,646
                                                                   ----------   -----------
Net Investment Income .......................................................     6,744,090
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) on:
    Investments .............................................................     2,999,628
    Foreign currency transactions ...........................................       (36,928)
                                                                                -----------
                                                                                  2,962,700
                                                                                -----------
  Net Change in Unrealized Appreciation on:
    Investments .............................................................     8,238,063
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies .....................................        75,438
                                                                                -----------
                                                                                  8,313,501
                                                                                -----------
Net Gain on Investments and Foreign Currency Transactions ...................    11,276,201
                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................   $18,020,291
                                                                                ===========

                 See accompanying notes to financial statements

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets

For the Year Ended August 31, 2000
and the Year Ended August 31, 1999

                                                                      2000             1999
-----------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income ........................................   $ 6,744,090    $  7,379,598
  Net realized gain (loss) on investments and foreign
    currency transactions ......................................     2,962,700      (5,902,137)
  Net change in unrealized appreciation ........................     8,313,501      20,445,925
                                                                   -----------    ------------
  Increase in Net Assets From Operations .......................    18,020,291      21,923,386
                                                                   -----------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................    (6,605,849)     (9,246,330)
  From capital .................................................          --           (96,730)
                                                                   -----------    ------------
  Decrease in Net Assets From
    Dividends and Distributions to Shareholders ................    (6,605,849)     (9,343,060)
                                                                   -----------    ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (44,240 and 208,092 shares issued)..........................       521,742       2,273,673
                                                                   -----------    ------------
Total Increase (Decrease) in Net Assets ........................    11,936,184      14,853,999
                                                                   -----------    ------------
NET ASSETS
  Beginning of year ............................................    44,376,592      29,522,593
                                                                   -----------    ------------
  End of year (includes undistributed net investment income of
    $290,867 and $24,746, respectively) ........................   $56,312,776    $ 44,376,592
                                                                   ===========    ============
STATEMENT OF CASH FLOWS
For the Year Ended August 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of securities ....................................................    $(89,883,718)
  Net sales of short-term investments ........................................         372,137
  Proceeds from sales of securities and principal paydowns ...................      91,453,246
                                                                                  ------------
                                                                                     1,941,665
  Net investment income ......................................................       6,744,090
Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Accretion of discount on investments .......................................      (1,787,726)
  Interest on payment-in-kind bonds ..........................................         (71,140)
  Net change in receivables/payables related to operations ...................        (366,849)
                                                                                  ------------
  Net Cash Provided by Operating Activities ..................................       6,460,040
                                                                                  ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Proceeds from shares issued in reinvestment of dividends ...................         521,742
  Dividends and distributions paid ...........................................      (6,605,849)
                                                                                  ------------
  Net Cash Used by Financing Activities ......................................      (6,084,107)
                                                                                  ------------
Net Increase in Cash .........................................................         375,933
Due to Custodian at Beginning of Year ........................................         (73,228)
                                                                                  ------------
Cash at End of Year ..........................................................    $    302,705
                                                                                  ============

                 See accompanying notes to financial statements.
                                                                         Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 2000, the Fund paid interest expense of $1,638,358.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also entered into an investment advisory agreement with PIMCO Advisors L.P. (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets. The investment advisory agreement was transferred to the Investment Adviser on November 2, 1999 from Value Advisors LLC, its wholly owned subsidiary.

     At August 31, 2000, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2000 aggregated $90,107,224 and $93,408,229 respectively. The federal income tax cost basis of the Fund's investments at August 31, 2000 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $6,249,306 and $2,204,678, respectively, resulting in a net unrealized appreciation on investments of $4,044,628.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

4.   BANK LOAN

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Baring (U.S.) Capital LLC. The interest rate on the loan is 9.06125% and the maturity date is November 22, 2000. The collateral for the loan was valued at $65,473,057 on August 31, 2000 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 2000 was $5,913,678.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 2000, the Fund has a concentration risk in sovereign debt of emerging market countries.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)

7.   CREDIT AND MARKET RISK (CONTINUED)

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 2000, the Fund has outstanding contracts to sell 115,500,000 Japanese Yen for U.S. $1,110,577 for a scheduled settlement on September 11, 2000.

9.   DIVIDEND SUBSEQUENT TO AUGUST 31, 2000

     On September 1, 2000, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on September 29, 2000 to shareholders of record September 12, 2000.

10. CAPITAL LOSS CARRYFORWARD

     At August 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,667,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                                                           YEAR ENDED AUGUST 31,
                                                    ------------------------------------------------------------------
                                                       2000          1999          1998           1997           1996
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............     $11.16        $ 7.83        $21.89         $18.04         $13.38
                                                      ------        ------        ------         ------         ------
Net investment income............................       1.72          1.88          2.02           2.10           2.24
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations..       2.78          3.83        (10.84)          5.00           4.10
                                                      ------        ------        ------         ------         ------
Total from investment operations.................       4.50          5.71         (8.82)          7.10           6.34
                                                      ------        ------        ------         ------         ------
Dividends and distributions to shareholders from:
   Net investment income.........................      (1.65)        (2.41)        (2.03)         (2.19)         (1.65)
   Net realized capital gains....................        --            --          (2.98)         (1.06)         (0.03)
   Capital.......................................        --          (0.02)          --             --             --
Distributions in excess of net realized
   capital gains.................................        --            --          (0.23)           --             --
                                                      ------        ------        ------         ------         ------
Total dividends and distributions to
   shareholders..................................      (1.65)        (2.43)        (5.24)         (3.25)         (1.68)
                                                      ------        ------        ------         ------         ------
Increase in net asset value due to shares issued
   on reinvestment of dividends..................        --           0.05           --             --             --
                                                      ------        ------        ------         ------         ------
Net increase (decrease) in net asset value.......      2.85          3.33         (14.06)          3.85           4.66
                                                      ------        ------        ------         ------         ------
Net asset value, end of period...................     $14.01        $11.16        $ 7.83         $21.89         $18.04
                                                      ======        ======        ======         ======         ======
Per share market value, end of period............   $13.9375        $12.50        $ 9.50       $19.4375        $16.625
                                                    ========        ======        ======      =========        =======
Total investment return based on market
   price per share (a)...........................      27.51%        62.97%       -35.00%         39.18%         42.46%
Ratios to Average Net Assets:
   Total expenses, including
    interest expense.............................       5.00%         5.03%         3.79%          3.58%          4.41%
   Total expenses, excluding
    interest expense (operating expenses)........       1.73%         1.85%         1.73%          1.70%          1.87%
   Net investment income.......................        13.33%        18.13%        11.56%         10.44%         14.34%
Supplemental Data:
   Net assets, end of period..................... $56,312,776   $44,376,592   $29,522,593    $76,873,572    $63,349,266
   Portfolio turnover rate.......................        136%           87%          141%           112%            98%
   Bank loan outstanding, end of period.......... $20,000,000   $20,000,000   $20,000,000    $20,000,000    $20,000,000
   Interest rate on bank loan, end of period.....    9.06125%      7.17875%      6.28125%          6.50%       6.60156%
   Weighted average bank loan.................... $20,000,000   $20,000,000   $20,000,000    $20,000,000    $20,000,000
   Weighted average interest rate................       8.26%         6.48%         6.44%          6.64%          6.96%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

                                                                                                               Page 17

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 17, 2000

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                NET REALIZED GAIN
                                                                               (LOSS) & CHANGE IN
                                                      NET INVESTMENT             NET UNREALIZED
                                                          INCOME           APPRECIATION (DEPRECIATION)
                                                   --------------------    ---------------------------
                                                                   PER                        PER
QUARTERS ENDED                                      TOTAL         SHARE        TOTAL         SHARE
------------------------------------------------------------------------------------------------------
November 30, 1995 ..............................   $1,859         $0.53       $1,412         $0.40

February 29, 1996 ..............................    1,989          0.57        5,477          1.56

May 31, 1996 ...................................    2,070          0.58        4,137          1.18

August 31, 1996 ................................    1,933          0.56        3,379          0.96

November 30, 1996 ..............................    1,978          0.56        8,841          2.52

February 28, 1997 ..............................    1,840          0.53        3,833          1.09

May 31, 1997 ...................................    1,803          0.51          951          0.27

August 31, 1997 ................................    1,744          0.50        3,923          1.12

November 30, 1997 ..............................    1,668          0.47       (5,181)        (1.47)

February 27, 1998 ..............................    1,827          0.51          491          0.14

May 29, 1998 ...................................    1,996          0.53       (3,192)        (0.85)

August 31, 1998 ................................    1,721          0.51      (32,372)        (8.66)

November 30, 1998 ..............................    2,052          0.54       13,631          3.61

February 26, 1999 ..............................    1,938          0.51       (4,077)        (1.08)

May 28, 1999 ...................................    1,775          0.45        5,209          1.32

August 31, 1999 ................................    1,615          0.38         (219)        (0.02)

November 30, 1999 ..............................    1,650          0.41        4,745          1.19

February 29, 2000 ..............................    1,445          0.37        4,634          1.15

May 31, 2000 ...................................    1,569          0.39       (4,488)        (1.12)

August 31, 2000 ................................    2,080          0.55        6,385          1.56

--------------
* Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Directors                                              The Emerging Markets Income Fund Inc
CHARLES F. BARBER
      Consultant; formerly Chairman,                         7 World Trade Center
      ASARCO Incorporated                                    New York, New York 10048
WILLIAM D. CVENGROS                                          For information call (toll free)
      Co-Chairman of the Board;                              1-888-777-0102
      Chief Executive Officer of PocketVideo
      Corporation and formerly Chief                   INVESTMENT MANAGER
      Executive Officer and                                  Salomon Brothers Asset Management Inc
      President of PIMCO Advisors L.P.                       7 World Trade Center
LESLIE H. GELB                                               New York, New York 10048
      President, The Council
      on Foreign Relations                             INVESTMENT ADVISER
HEATH B. MCLENDON                                            PIMCO Advisors L.P.
      Co-Chairman of the Board;                              800 Newport Center Drive
      Managing Director, Salomon                             Suite 100
      Smith Barney Inc.                                      Newport Beach, California 92660
      President, SSB Citi Funds
      Management LLC                                   CUSTODIAN
RIORDAN ROETT                                                Brown Brothers Harriman & Co.
      Professor and Director,                                40 Water Street
      Latin American Studies Program,                        Boston, Massachusetts 02109
      Paul H. Nitze School of Advanced
      International Studies,                           DIVIDEND DISBURSING AND TRANSFER AGENT
      Johns Hopkins University                               American Stock Transfer & Trust Company
JESWALD W. SALACUSE                                          40 Wall Street
      Henry J. Braker Professor of                           New York, New York 10005
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy           INDEPENDENT ACCOUNTANTS
      Tufts University                                       PricewaterhouseCoopers LLP
                                                             1177 Avenue of the Americas
Officers                                                     New York, New York 10036
WILLIAM D. CVENGROS
      Co-Chairman of the Board                         LEGAL COUNSEL
HEATH B. MCLENDON                                            Simpson Thacher & Bartlett
      Co-Chairman of the Board                               425 Lexington Avenue
STEPHEN J. TREADWAY                                          New York, New York 10017
      President
LEWIS E. DAIDONE                                       NEW YORK STOCK EXCHANGE SYMBOL
      Executive Vice President & Treasurer                   EMD
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON SCHOTT
      Executive Vice President
PETER J. WILBY
      Executive Vice President
CHRISTINA T. SYDOR
      Secretary
ANTHONY PACE
      Controller


                      (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

                              The Emerging Markets
                              Income Fund Inc

                              Annual Report

                              August 31, 2000

-----------------------------------------------------------
                      The Emerging Markets Income Fund Inc
                     -----------------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY

                                   EMDANN 8/00